UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 26, 2024
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Subsea Lane
Houston, Texas
United States of America	77044
(Address of principal executive offices)	(Zip Code)
+1 281-591-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

TechnipFMC plc (the “Company”) held its Annual General Meeting of Shareholders on April 26, 2024 (the “Annual Meeting”) for the purpose of (1) electing each of the 9 director nominees for a term expiring at the Company’s 2025 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association; (2) approving, as a non-binding advisory resolution, the Company’s named executive officer compensation for the year ended December 31, 2023; (3) approving, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2023; (4) approving the Company's prospective directors' remuneration policy for the three years ending December 31, 2027; (5) receiving the Company’s audited U.K. accounts for the year ended December 31, 2023, including the reports of the directors and the auditor thereon; (6) ratifying the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2024; (7) reappointing PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2024 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid; (8) authorizing the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2024; (9) approving the forms of share repurchase contracts and repurchase broker-dealers in accordance with U.K. law and specific procedures for "off-market purchases" of ordinary shares through the NYSE; (10) authorizing the Board to allot equity securities in the Company; and (11) authorizing the Board to allot equity securities without pre-emptive rights pursuant to the authority contemplated by the resolution in Proposal 10. Each proposal is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2024.

The following are the final voting results of the Annual Meeting.

a. Election of director: Douglas J. Pferdehirt
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
359,297,194	96.22%	14,089,502	3.77%	245,709	13,915,548

b. Election of director: Claire S. Farley
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
368,240,965	98.62%	5,146,050	1.37%	245,390	13,915,548

c. Election of director: Eleazar de Carvalho Filho
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
348,181,302	93.25%	25,199,858	6.74%	251,245	13,915,548

d. Election of director: Robert G. Gwin
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
369,583,478	98.98%	3,798,338	1.01%	250,589	13,915,548

e. Election of director: John O’Leary
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
366,849,875	98.25%	6,531,880	1.74%	250,650	13,915,548

f. Election of director: Margareth Øvrum
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
367,118,503	98.32%	6,265,190	1.67%	248,712	13,915,548

g. Election of director: Kay G. Priestly
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
368,306,837	98.64%	5,077,631	1.35%	247,937	13,915,548

h. Election of director: John Yearwood
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
367,005,630	98.29%	6,376,362	1.70%	250,413	13,915,548

i. Election of director: Sophie Zurquiyah
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
369,452,518	98.95%	3,915,399	1.04%	264,488	13,915,548

Proposal 2 – 2023 U.S. Say-on-Pay for Named Executive Officers
Approve, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2023.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
320,766,949	86.01%	52,150,992	13.98%	714,464	13,915,548

Proposal 3 – 2023 Directors’ Remuneration Report
Approve, on an advisory basis, the Company’s directors’ remuneration report for the year ended December 31, 2023.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
318,475,769	85.27%	55,000,994	14.72%	155,642	13,915,548

Proposal 4 – Prospective Directors' Remuneration Policy
Approve the Company’s prospective directors’ remuneration policy for the three years ending December 31, 2027.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
322,415,878	86.32%	51,061,426	13.67%	155,101	13,915,548

Proposal 5 – Receipt of U.K. Annual Report and Accounts
Receipt of the Company’s audited U.K. accounts for the year ended December 31, 2023, including the reports of the directors and the auditor thereon.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
384,241,943	99.93%	241,486	0.06%	3,064,524	N/A

Proposal 6 – Ratification of U.S. Auditor
Ratify the appointment of PwC as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2024.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
386,967,722	99.91%	336,635	0.08%	243,596	N/A

Proposal 7 – Re-appointment of U.K. Statutory Auditor
Reappoint PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2024 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
387,036,713	99.93%	262,483	0.06%	248,757	N/A

Proposal 8 – Approval of U.K. Statutory Auditor Fees
Authorize the Board of Directors and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2024.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
387,043,172	99.93%	251,741	0.06%	253,040	N/A

Proposal 9 – Approval of Share Repurchase Contracts and Counterparties
Approve the forms of share repurchase contracts and repurchase broker-dealers in accordance with U.K. law and specific procedures for ‘‘off-market purchases’’ of ordinary shares through the NYSE.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
383,297,785	99.55%	1,730,929	0.44%	2,519,239	N/A

Proposal 10 – Authority to Allot Equity Securities
Authorize the Board to allot equity securities in the Company.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
380,288,234	98.16%	7,119,459	1.83%	140,260	N/A

Proposal 11 – Authority to Allot Equity Securities without Pre-emptive Rights
Pursuant to the authority contemplated by the resolution in Proposal 10, authorize the Board to allot equity securities without pre-emptive rights.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
379,326,711	97.91%	8,074,617	2.08%	146,625	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Cristina Aalders
Dated:	April 29, 2024	Name: Cristina Aalders
Title: Executive Vice President
Chief Legal Officer and Secretary